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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 15, 2020

WEX INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	Portland	ME	04101
Address of principal executive offices			Zip Code

Registrant's telephone number, including area code	207	773-8171

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act . ☐

Explanatory Note

On December 15, 2020, WEX Inc. (“WEX” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of its acquisition (the “Acquisition”) of eNett International (Jersey) Limited, a Jersey limited company (“eNett”) and Optal Limited, a private company limited by shares incorporated in England and Wales (“Optal” and, together with eNett, the “Targets”). This Form 8-K/A amends the Original 8-K to provide the historical financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i) The audited consolidated financial statements of eNett and its subsidiaries, which comprise the consolidated statement of financial position as of December 31, 2019, and 2018, the related consolidated statements of comprehensive income, changes in equity, and statement of cash flows for the years then ended, and the related notes to the consolidated financial statements are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

(ii) The audited consolidated financial statements of Optal and its subsidiaries, which comprise the consolidated statement of financial position as of December 31, 2019, and the related consolidated statements of income, other comprehensive income, changes in equity and cash flows for the year ended December 31, 2019, and the related notes are filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

(iii) The unaudited condensed consolidated financial statements of eNett and its subsidiaries as of September 30, 2020, and the related condensed consolidated statements of comprehensive income, changes in equity, and cash flows for the three and nine-month periods ended September 30, 2020 and 2019 and the related notes are filed as Exhibit 99.4 to this Form 8-K/A and incorporated by reference herein.

(iv) The unaudited condensed consolidated financial statements of Optal and its subsidiaries as of and for the nine months ended September 30, 2020 and the related notes are filed as Exhibit 99.5 to this Form 8-K/A and incorporated by reference herein.

The consent of Deloitte LLP, eNett’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

The consent of Ernst & Young LLP, Optal’s independent auditor, is attached as Exhibit 23.2 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of WEX and the Targets as of September 30, 2020, the unaudited pro forma condensed combined statements of income of WEX and the Targets for the year ended December 31, 2019 and the nine months ended September 30, 2020, and the related notes are filed as Exhibit 99.6 to this Form 8-K/A and incorporated by reference herein.

(c) Exhibits

10.1*
Deed of Settlement, made as of December 15, 2020, between the parties listed in Schedule A thereto, the parties listed in Schedule B thereto, WEX Inc., eNett International (Jersey) Limited, Optal Limited, Toro Private Holdings I, Ltd. and Optal Limited, in its capacity as trustee of the PSP Group Employee Share Trust, and including the Amended Purchase Agreement attached as Schedule D thereto (filed as Exhibit 10.1 to the Original 8-K and incorporated herein by reference)

23.1	Consent of Deloitte LLP, independent auditor of eNett International (Jersey) Limited
23.2	Consent of Ernst & Young LLP, independent auditor of Optal Limited
99.1	Press Release issued by WEX Inc., dated December 15, 2020 (filed as Exhibit 99.1 to the Original 8-K and incorporated herein by reference)
99.2	The audited consolidated financial statements of eNett International (Jersey) Limited and its subsidiaries for the year ended December 31, 2019 and the related notes
99.3	The audited consolidated financial statements of Optal Limited and for the year ended December 31, 2019 and the related notes
99.4	The unaudited consolidated financial statements of eNett International (Jersey) Limited and its subsidiaries as of and for the nine months ended September 30, 2020 and the related notes
99.5	The unaudited consolidated financial statements of Optal Limited and its subsidiaries as of and for the nine months ended September 30, 2020 and the related notes
99.6	The unaudited pro forma condensed combined financial information listed in Item 9.01(b)

104	Cover Page Interactive Data File (formatted as Inline XBRL)
* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A contains “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, including statements regarding: the Acquisition, future financial and operating results, and any other statements about the Company or eNett or Optal’s managements’ future expectations, beliefs, goals, plans or prospects. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in this Current Report on Form 8-K/A, the words “may,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Acquisition and the associated litigation; competitive responses to the Acquisition; uncertainty of the expected financial performance of the combined operations following completion of the Acquisition; the ability to successfully integrate the Company’s and eNett and Optal’s operations and employees; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from the Acquisition; as well as other risks and uncertainties identified in Item 1A of the Company’s Annual

Report for the year ended December 31, 2020, filed on Form 10-K with the Securities and Exchange Commission on March 1, 2021. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases, other than the Acquisition. The forward-looking statements speak only as of the date of this Current Report on Form 8-K/A and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 1, 2021
WEX Inc.
By:     /s/ Roberto Simon
Name:    Roberto Simon
Title:    Chief Financial Officer